Exhibit 10.1

Execution Version

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT (this “Agreement”) dated as of August 13, 2023 (the “Third Amendment Effective Date”) is entered into by and among REVITALID PHARMACEUTICAL CORP. (f/k/a OSMOTICA PHARMACEUTICAL CORP.), a Delaware corporation (the “Issuer”), the Guarantors party hereto, the Purchasers party hereto and ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, as the Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Issuer, the Guarantors, the Purchasers from time to time party thereto and the Administrative Agent have entered into that certain Note Purchase Agreement dated as of October 1, 2021 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Note Purchase Agreement”); and

WHEREAS, the Credit Parties have requested certain modifications to the Note Purchase Agreement and the Purchasers have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Note Purchase Agreement.

(a)Subject to satisfaction of the conditions precedent set forth in Sections 2 and 3 of this Agreement set forth below (it being understood, for the avoidance of doubt, that the amendments set forth in this Section 1(a) shall not be effective unless and until such conditions precedent have been satisfied), the Note Purchase Agreement is hereby amended as follows:

(i)The definition of “Sanction(s)” in Section 1.01 of the Note Purchase Agreement is hereby amended by replacing the text “Her Majesty” therein with the text “His Majesty”.

(ii)Section 8.17(a) of the Note Purchase Agreement is hereby amended by replacing the text “$9,000,000” therein with the text “$8,000,000”.

(b)Subject to satisfaction of the conditions precedent set forth in Sections 2, 3, and 4 of this Agreement set forth below (it being understood, for the avoidance of doubt, that the amendments set forth in this Section 1(b) shall not be effective unless and until such conditions precedent have been satisfied), the Note Purchase Agreement is hereby amended as follows:

(i)Section 2.03(a) of the Note Purchase Agreement is hereby amended by replacing each reference to “March 31, 2024” therein with the text “March 31, 2025”.

(ii)Section 2.03(b)(v) of the Note Purchase Agreement is hereby amended by replacing each reference to “March 31, 2024” therein with the text “March 31, 2025”.

(iii)The table in Section 2.05(a) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Payment Dates	Principal Amortization Payment (% of Aggregate Principal Amount of First Tranche Notes Outstanding on March 31, 2025)
March 31, 2025	8.33%
June 30, 2025	8.33%
September 30, 2025	8.33%
December 31, 2025	8.33%
March 31, 2026	8.33%
June 30, 2026	8.33%
Maturity Date	Outstanding Principal Balance Of First Tranche Notes

(iv)The table in Section 2.05(b) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Payment Dates	Principal Amortization Payment (% of Aggregate Principal Amount of Second Tranche Notes Outstanding on March 31, 2025)
March 31, 2025	8.33%
June 30, 2025	8.33%
September 30, 2025	8.33%
December 31, 2025	8.33%
March 31, 2026	8.33%
June 30, 2026	8.33%
Maturity Date	Outstanding Principal Balance Of Second Tranche Notes

(v)The table in Section 2.05(c) of the Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Payment Dates	Principal Amortization Payment (% of Aggregate Principal Amount of Third Tranche Notes Outstanding on March 31, 2025)
March 31, 2025	8.33%
June 30, 2025	8.33%
September 30, 2025	8.33%
December 31, 2025	8.33%
March 31, 2026	8.33%
June 30, 2026	8.33%
Maturity Date	Outstanding Principal Balance Of Third Tranche Notes

2.Conditions Precedent to Effectiveness of Agreement.  This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a)receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Credit Parties, the Purchasers and the Administrative Agent; and

(b)the Issuer shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent required to be paid pursuant to Section 11.04(a) of the Note Purchase Agreement and all reasonable and documented due diligence expenses of the Administrative Agent and the Purchasers, in each case, incurred to the Third Amendment Effective Date, plus such additional amounts of such reasonable and documented fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer and the Administrative Agent).

3.Conditions Precedent to Effectiveness of Amendments Set Forth in Section 1(a) of this Agreement.  The amendments set forth in Section 1(a) of this Agreement shall be effective upon satisfaction of the following conditions precedent on or prior to August 25, 2023 (or such later date as the Administrative Agent and the Issuer shall agree to in writing):

(a)the conditions precedent set forth in Section 2 of this Agreement shall have been satisfied on or prior to such date;

(b)Super Holdings shall have received aggregate gross cash proceeds of at least $10,000,000 (or, if lower, the maximum amount then permitted to be issued by Super Holdings pursuant to the rules and regulations promulgated by the SEC and NASDAQ; provided, that, in order for the condition precedent set forth in this clause (b) to be satisfied, in no event shall such aggregate gross cash proceeds be less than $9,000,000, notwithstanding the text in this parenthetical which precedes this proviso) (such amount of gross cash proceeds, the “First Step Amount”) from the issuance of its Qualified Capital Stock after the Third Amendment Effective Date;

(c)the Administrative Agent shall have received a certificate of a Responsible Financial Officer of the Issuer, in form and substance satisfactory to the Administrative Agent, certifying (i) as to the satisfaction of the condition set forth in clause (b) of this Section 3, (ii) that no Default or Event of Default exists as of such date and (iii) that the representations and warranties of the Issuer and each other Credit Party contained in Article VI of the Note Purchase Agreement or any other Note Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that, for purposes of this Section 3(c), the representations and warranties contained in clauses (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01; and

(d)without duplication of any fees, charges and disbursements required to be paid pursuant to Section 2(b) above, the Issuer shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent required to be paid pursuant to Section 11.04(a) of the Note Purchase Agreement and all due diligence expenses of the

Administrative Agent and the Purchasers, in each case, incurred in connection with this Agreement and the transactions contemplated hereby, plus such additional amounts of such reasonable and documented fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer and the Administrative Agent).

4.Conditions Precedent to Effectiveness of Amendments Set Forth in Section 1(b) of this Agreement.  The amendments set forth in Section 1(b) of this Agreement shall be effective upon satisfaction of the following conditions precedent on or prior to November 17, 2023 (or such later date as the Administrative Agent and the Issuer shall agree to in writing):

(a)the conditions precedent set forth in Sections 2 and 3 of this Agreement shall have been satisfied on or prior to such date;

(b)Super Holdings shall have received gross cash proceeds of at least $30,000,000 (inclusive of the First Step Amount) from the issuance of its Qualified Capital Stock after the Third Amendment Effective Date;

(c)the Administrative Agent shall have received a certificate of a Responsible Financial Officer of the Issuer, in form and substance satisfactory to the Administrative Agent, certifying (i) as to the satisfaction of the condition set forth in clause (b) of this Section 4, (ii) that no Default or Event of Default exists as of such date and (iii) that the representations and warranties of the Issuer and each other Credit Party contained in Article VI of the Note Purchase Agreement or any other Note Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and except that, for purposes of this Section 4(c), the representations and warranties contained in clauses (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01; and

(d)without duplication of any fees, charges and disbursements required to be paid pursuant to Sections 2(b) and 3(d) above, the Issuer shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent required to be paid pursuant to Section 11.04(a) of the Note Purchase Agreement and all due diligence expenses of the Administrative Agent and the Purchasers, in each case, incurred in connection with this Agreement and the transactions contemplated hereby, plus such additional amounts of such reasonable and documented fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts between the Issuer and the Administrative Agent).

5.Reaffirmation.  Each of the Credit Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Notes.  Furthermore, the Credit Parties acknowledge and confirm (i) that the Purchasers have performed fully all of their obligations under the Note Purchase Agreement and the other Investment Documents arising on or before the Third Amendment Effective Date other than (x) their respective obligations specifically set forth in this Agreement and (y) such obligations that have been previously consented to or waived in writing by the Administrative Agent and (ii) that by entering into this Agreement, the Purchasers do not, except as expressly set forth herein, waive or release any term or condition of the Note Purchase Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable law or any of the Obligations of the Credit Parties thereunder.

6.Release.  As a material part of the consideration for the Administrative Agent and the Purchasers entering into this Agreement, the Credit Parties agree that the Administrative Agent, the Purchasers, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, investment advisors, investment sub-advisors, legal representatives, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Purchaser Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Investment Documents, in each case arising on or prior to the Third Amendment Effective Date except to the extent such actions, causes of action, claims, demands, damages and liabilities result from the gross negligence or willful misconduct of any of the Purchaser Group as determined by a court of competent jurisdiction in a final and nonappealable judgment.

7.Miscellaneous.

(a)The Note Purchase Agreement and the Obligations of the Credit Parties thereunder and under the other Investment Documents, subject to the amendments and agreements set forth in this Agreement, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)	The Credit Parties hereby represent and warrant as follows:

(i)Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, as applicable.

(ii)This Agreement has been duly executed and delivered by such Credit Party and constitutes such Credit Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

(iv)Except as disclosed by Super Holdings in Super Holdings’ public filings with the SEC, the representations and warranties of the Credit Parties and each Subsidiary set forth in this Agreement, the Note Purchase Agreement and the other Investment Documents are true and correct in all material respects (except to the extent that such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except to the extent that such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty is true and correct in all respects as of such earlier date)).

(v)No event has occurred and is continuing which constitutes a Default or an Event of Default.

(c)Each of the Credit Parties hereby affirms the Liens created and granted in the Investment Documents in favor of the Administrative Agent, for the benefit of the Administrative Agent, each Purchaser and each Secured Party, and agrees that this Agreement does not adversely affect or impair such Liens and security interests in any manner.

(d)This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)SECTIONS 11.14 AND 11.15 OF THE NOTE PURCHASE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE; MUTATIS MUTANDIS.

(f)This Agreement shall constitute a Note Document.

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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

ISSUER:

REVITALID PHARMACEUTICAL CORP.,
a Delaware corporation

By:
Name:
Title:

GUARANTORS:

RVL PHARMACEUTICALS PLC,
an Irish public limited company

By:
Name:
Title:

RVL HOLDINGS US LLC,
a Delaware limited liability company

By:
Name:
Title:

RVL PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:
Title:

RVL PHARMACY, LLC,
a Delaware limited liability company

By:
Name:
Title:

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.

VALKYRIE GROUP HOLDINGS, INC,
a Delaware corporation

By:
Name:
Title:

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.

ADMINISTRATIVE AGENT:

ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV GP LLC, the General Partner of Athyrium Opportunities Associates IV LP

By: _________________________________
Name:
Title:

PURCHASERS:

ATHYRIUM OPPORTUNITIES IV ACQUISITION LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV GP LLC, the General Partner of Athyrium Opportunities Associates IV LP

By: _________________________________
Name:
Title:

ATHYRIUM OPPORTUNITIES IV CO-INVEST 1 LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES IV CO-INVEST LLC, its General Partner

By: __________________________________
Name:
Title:

THIRD AMENDMENT TO NOTE PURCHASE AGREEMENT

REVITALID PHARMACEUTICAL CORP.